                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSR

Investment Company Act file number 811-2021

                            SCUDDER SECURITIES TRUST
                            ------------------------
               (Exact Name of Registrant as Specified in Charter)

               Two International Place, Boston, MA   02110-4103
               ------------------------------------  ----------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (617) 295-2572
                                                            ------------

                                  John Millette
                  Deutsche Investment Management Americas Inc.
                    Two International Place, Boston, MA 02110
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        5/31

Date of reporting period:       5/31/03

ITEM 1.  REPORT TO STOCKHOLDERS

[Scudder Investments logo]

Scudder Health Care Fund

Annual Report to Shareholders

May 31, 2003

Contents

<Click Here> Performance Summary

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Report of Independent Auditors

<Click Here> Tax Information

<Click Here> Trustees and Officers

<Click Here> Account Management Resources

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. The prospectus contains more complete information, including a description of the risks of investing in the fund, management fees and expenses. Please read it carefully before you invest or send money.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary May 31, 2003

Classes A, B, C and I

Average Annual Total Returns* (Unadjusted for Sales Charge)
Scudder Health Care Fund	1-Year	3-Year	5-Year	Life of Class**
Class A(a)	.34%	.28%	8.75%	8.44%
Class B(a)	-.51%	-.57%	7.85%	7.55%
Class C(a)	-.45%	-.53%	7.89%	7.59%
S&P 500 Index++	-8.06%	-10.85%	-1.08%	-.22%
Goldman Sachs Healthcare Index+++	-2.81%	-1.32%	4.71%	5.64%

Scudder Health Care Fund	1-Year	Life of Class***
Class I+	.78%	-9.83%
S&P 500 Index++	-8.06%	-10.86%
Goldman Sachs Healthcare Index+++	-2.81%	-10.36%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value
	Class A	Class B	Class C	Class I
Net Asset Value: 5/31/03	$ 17.97	$ 17.60	$ 17.62	$ 18.19
5/31/02	$ 17.91	$ 17.69	$ 17.70	$ 18.05

Class A Lipper Rankings* - Health/Biotechnology Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	69	of	174	40

Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable.

Source: Lipper Inc.

Growth of an Assumed $10,000 Investment*(b) (Adjusted for Sales Charge)
[] Scudder Health Care Fund - Class A(c) [] S&P 500 Index++ [] Goldman Sachs Healthcare Index+++

Yearly periods ended May 31

Comparative Results* (Adjusted for Sales Charge)
Scudder Health Care Fund		1-Year	3-Year	5-Year	Life of Class**	Life of Class***
Class A(c)	Growth of $10,000	$9,457	$9,504	$14,334	$14,420	-
	Average annual total return	-5.43%	-1.68%	7.47%	7.23%	-
Class B(c)	Growth of $10,000	$9,651	$9,638	$14,491	$14,549	-
	Average annual total return	-3.49%	-1.22%	7.70%	7.41%	-
Class C(c)	Growth of $10,000	$9,855	$9,744	$14,471	$14,529	-
	Average annual total return	-1.45%	-.86%	7.67%	7.38%	-
Class I+	Growth of $10,000	$10,078	-	-	-	$7,789
	Average annual total return	.78%	-	-	-	-9.83%
S&P 500 Index++	Growth of $10,000	$9,194	$7,085	$9,473	$9,885	$7,575
	Average annual total return	-8.06%	-10.85%	-1.08%	-.22%	-10.86%
Goldman Sachs Healthcare Index+++	Growth of $10,000	$9,719	$9,610	$12,587	$13,286	$7,704
	Average annual total return	-2.81%	-1.32%	4.71%	5.64%	-10.36%

The growth of $10,000 is cumulative.

Notes to Performance Summary - Classes A, B, C and I

* Returns and rankings during the life of class period shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.
** The Fund commenced operations on March 2, 1998. Index returns begin February 28, 1998.
*** Class I shares commenced operations on December 29, 2000. Index returns begin December 31, 2000.
a Returns shown for Class A, B and C shares for the periods prior to their inception on December 29, 2000 are derived from the historical performance of Class S shares of the Scudder Health Care Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. The difference in expenses will affect performance.
b The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.
c Returns shown for Class A, B and C shares for the periods prior to their inception date on December 29, 2000 are derived from the historical performance of Class S shares of the Scudder Health Care Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses and the current applicable sales charges of each specific class. Returns for Class A reflect the current maximum initial sales charges of 5.75%. Class B share performance is adjusted for the applicable contingent deferred sales charge ("CDSC"), which is 4% within the first year after purchase, declining to 0% after six years. Returns for Class C reflect an initial sales charge of 1.00%. Redemptions on Class C shares within one year of purchase may be subject to a CDSC of 1%. The difference in expenses will affect performance.
+ Class I shares are not subject to sales charge.
++ The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
+++ The Goldman Sachs Healthcare Index is a market capitalization-weighted index of 114 stocks designed to measure the performance of companies in the health care sector.
Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this fund's prospectus for specific details regarding its investments and risk profile.

Please call (800) 621-1048 for the fund's most up-to-date performance. On the Web, go to scudder.com.

Class AARP and Class S

Class AARP has been created especially for members of AARP. Class S is not available to new investors.

Average Annual Total Returns*
Scudder Health Care Fund	1-Year	3-Year	5-Year	Life of Class**
Class S	.56%	.55%	9.05%	8.75%
Class AARP(a)	.61%	.56%	9.05%	8.74%
S&P 500 Index+	-8.06%	-10.85%	-1.08%	-.22%
Goldman Sachs Healthcare Index++	-2.81%	-1.32%	4.71%	5.64%

Sources: Lipper Inc. and Deutsche Asset Management

Net Asset Value
	Class AARP	Class S
Net Asset Value: 5/31/03	$ 18.09	$ 18.09
5/31/02	$ 17.98	$ 17.99

Class S Lipper Rankings* - Health/Biotechnology Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	67	of	174	39
3-Year	35	of	80	44
5-Year	18	of	48	37

Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested.

Source: Lipper Inc.

Growth of an Assumed $10,000 Investment*
[] Scudder Health Care Fund - Class S [] S&P 500 Index+ [] Goldman Sachs Healthcare Index++

Yearly periods ended May 31

Comparative Results*
Scudder Health Care Fund		1-Year	3-Year	5-Year	Life of Class**
Class S	Growth of $10,000	$10,056	$10,167	$15,419	$15,522
	Average annual total return	.56%	.55%	9.05%	8.75%
Class AARP(a)	Growth of $10,000	$10,061	$10,168	$15,420	$15,522
	Average annual total return	.61%	.56%	9.05%	8.74%
S&P 500 Index+	Growth of $10,000	$9,194	$7,085	$9,473	$9,885
	Average annual total return	-8.06%	-10.85%	-1.08%	-.22%
Goldman Sachs Healthcare Index++	Growth of $10,000	$9,719	$9,610	$12,587	$13,286
	Average annual total return	-2.81%	-1.32%	4.71%	5.64%

The growth of $10,000 is cumulative.

Notes to Performance Summary - Class AARP and Class S

* Returns and rankings during the life of class period shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.
** The Fund commenced operations on March 2, 1998. Index returns begin February 28, 1998.
a Returns shown for Class AARP for the periods prior to its inception on October 2, 2000 are derived from the historical performance of Class S shares of the Scudder Health Care Fund during such periods and have assumed same expense structure during such periods. Any difference in expenses will affect performance.
+ The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
++ The Goldman Sachs Healthcare Index is a market capitalization-weighted index of 114 stocks designed to measure the performance of companies in the health care sector.
Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Shareholders redeeming shares held less than one year will have a lower total return due to the effect of the 1% redemption fee.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of the classes may vary; expense ratios are the same.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this fund's prospectus for specific details regarding its investments and risk profile.

Please call (800) 728-3337 (Class AARP) or (800) SCUDDER (Class S) for the fund's most up-to-date performance. On the Web, go to aarp.scudder.com (Class AARP) or myScudder.com (Class S).

Portfolio Management Review

Scudder Health Care Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for Scudder Health Care Fund. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

James Fenger

Managing Director of Deutsche Asset Management and Co-Manager of the fund.

• Joined Deutsche Asset Management in 1983 and the fund in 1998.

• Over 19 years of investment industry experience.

• MBA, University of Wisconsin.

Leefin Lai

CFA, Director of Deutsche Asset Management and Co-Manager of the fund.

• Joined Deutsche Asset Management in 2001 and the fund in 2001.

• Over 10 years of investment industry experience.

• MBA, University of Illinois.

Thomas E. Bucher

CFA, Director of Deutsche Asset Management and Consultant to the fund.

• Joined Deutsche Asset Management in 1995 and the fund in 2002.

• Director of the global equity research team for Health care sector and portfolio manager for European Equity: Frankfurt.

• MA, University of Tuegingen, Germany.

Portfolio Managers James Fenger and Leefin Lai discuss how Scudder Health Care Fund fared during the 12 months ended May 31, 2003.

Q: How did Scudder Health Care Fund perform between May 31, 2002 and May 31, 2003?

A: Scudder Health Care Fund outperformed both the average of its peers1 and the unmanaged Standard & Poor's 500 index for the 12 months ended May 31, 2003. The fund's 0.34% (Class A shares unadjusted for sales charge) return for the period compared with a -0.60% return for the Lipper Health/Biotechnology Funds category average and a -8.06% return for Standard & Poor's 500 index. In addition, the fund outpaced the -2.81% return of its secondary benchmark, the Goldman Sachs Healthcare Index. (Please see pages 4 through 9 for the performance of other share classes.) The S&P 500 index is an unmanaged group of large-company stocks that is not available for direct investment.

1 As measured by Lipper's Health/Biotechnology Funds category, which represents funds that invest at least 65% of their equity portfolios in shares of companies engaged in health care, medicine and biotechnology.

Q: Will you describe the main adjustments you made to the portfolio over the course of the year?

A: The biotechnology and new drug discovery weighting declined from 26.8% to 20.6% as we took profits on a number of stocks that reached our target prices over the last few months. The rally in biotech has continued and even accelerated recently, so in hindsight, we shouldn't have reduced the weighting. However, we believe that biotechnology stocks will pause as we move into summer, traditionally a period of slower news flow for the industry. In the specialty pharmaceutical subsector, the weighting went up dramatically from 8.9% to 15.1%. It was as high as 18.5% before we started taking some profits. We increased our weighting as the outlook for generic and specialty drugs continued to improve. The weighting in large-cap pharmaceuticals was flat at 17.5%, though we shifted holdings. Earlier this year, we took advantage of some buying opportunities in Europe while cutting back on US holdings. The medical device and supplies subsector weighting was lowered from 14.6% to 12.9%, as we took profits on our orthopedic device holdings and Baxter International. We increased the fund's weighting in cardiovascular device stocks, as we saw significant new growth opportunities. The health care services area was essentially flat, dipping from 28.2% to 28.0%. However, the composition changed as we lowered our weighting in the hospital area and increased our weighting in managed care companies, distributors and the pharmacy benefit management companies. Finally, our cash allocation went up modestly as we took some profits, but will go down again as we find opportunities to reinvest the money.

Q: Will you describe the most successful investment decisions during the period?

A: In terms of strong performing stocks, Inspire Pharmaceuticals was up 321% over the time period. The company has developed a drug for dry eye and will seek Food and Drug Administration (FDA) approval later this year. Allergan, a leader in opthalmics and a contributor to the fund, will copromote Inspire's drug along with its own therapy for dry eye, which received FDA approval earlier this year. Inspire will receive revenues on both products. Boston Scientific was another big gainer for the 12-month period. Its stock nearly doubled, rising 87%. The company continues to move ahead with plans to produce a drug-eluting stent, and we are confident Boston Scientific can capture significant market share. Another good performer for the fund was Scios, appreciating 78%. Scios was a medium-sized biotechnology company that recently launched a new cardiovascular drug and had a second promising drug in clinical development for rheumatoid arthritis. The company was acquired by Johnson & Johnson at a significant premium. Celgene rose 75% as its new cancer treatment product continued to move toward clinical testing. Pharmaceutical Resources, a generic drug company, rose 65%. The company continued to benefit from new approvals in generics. And finally, Neurocrine Biosciences, a smaller biotech company that's developing a new treatment for insomnia, saw its stock rise 56% after it signed a collaborative agreement with Pfizer.

Q: On the flip side, were there any disappointments?

A: Transkaryotic Therapies, which was down 80%, had the biggest negative impact over the annual period. Unfortunately, the company's lead product was rejected by the FDA, and the stock declined significantly as a result. (As of May 31, 2003, positions in Transkaryotic Therapies were sold.) King Pharmaceuticals, down 47%, was also a major drag on the portfolio through the year. The company made several acquisitions that were not viewed as constructive to its long-term growth. In addition, sales of its existing products slowed. The other detractor was KYORIN Pharmaceuticals, a Japanese pharmaceutical company. Its stock fell 49% after side effects occurred with a lead product. Consequently, the company had to lower its earnings forecast going forward.

Summary of Changes to Top 10 Holdings 5/31/02 to 5/31/03
Company	Industry	Positions increased
Pfizer	Pharmaceuticals	From 5.0% to 5.5%
Caremark Rx	Health care services	From 3.0% to 3.7%
Positions decreased
Wyeth	Pharmaceuticals	From 4.6% to 4.2%
HCA	Hospital management	From 4.6% to 3.2%
No Longer in Top 10 as of 5/31/03
Abbott Laboratories	Medical supply and specialty	From 5.8% to 1.6%
Tenet Healthcare	Hospital Management	Sold from portfolio
New to Top 10 as of 5/31/03
Amgen	Large-cap biotechnology	Increased from 2.4% to 3.0%
WellPoint Health Networks	Health care services	Increased from 1.1% to 2.3%
Gilead Sciences	Large-cap biotechnology	Increased from 2.2% to 2.3%
McKesson Corp.	Health care services	Increased from 1.8% to 2.1%
IDEC Pharmaceuticals	Large-cap biotechnology	Same 2.1%
AmerisourceBergen	Health care services	Increased from 1.6% to 2.1%

Source: Deutsche Asset Management
Portfolio holdings are subject to change.

Q: How did you position the fund within specialty pharmaceutical stocks during the one-year period?

A: The specialty pharmaceutical subsector was a big contributor to performance during the year. We include both specialty and generic drug companies in this group. Within the generic sector, we saw a number of positive developments. The number of generic approvals increased in 2002 versus prior years. In 2002, many of the successful drug launches were generic, rather than branded products. In this subsector, we benefited from our positions in Pharmaceutical Resources, Teva Pharmaceutical Industries, Mylan Laboratories and SICOR. In the specialty pharmaceutical area, Forest Laboratories was up 37%. Its stock got a nice boost following the successful launch of a new product for depression. Furthermore, Forest Laboratories' drug for Alzheimer's Disease generated positive clinical results. As mentioned, Allergan obtained approval for a new product for dry eye and continued to generate strong results from Botox, a drug used to treat wrinkles and muscular disorders. The only disappointment in the area was King Pharmaceuticals, which as we mentioned was plagued by a series of problems. This subsector will continue to be an area of focus for the fund. A Medicare drug bill is currently under discussion in Congress. If that bill is enacted, it could greatly benefit the generic drug industry, and we would expect the use of generics to increase. We're also seeing a greater emphasis on the part of benefit managers in bringing down their overall health care costs. We expect that this trend might also increase the use of generic drugs. Generic companies are challenging existing patents, which means new generics may reach the market sooner than originally anticipated. In the specialty pharmaceutical area, we continue to like many of these companies, which offer niche, high-growth products.

Q: How did you position the fund within biotechnology and new discovery stocks during the period?

A: Biotechnology was another subsector that worked well for us, and it has generated a lot of fanfare lately for several reasons: First, we saw an increase in new approvals this year. Many of these approvals occurred more quickly or with less intensive clinical development than we initially had expected. The FDA appears to have changed its stance and has become more industry friendly. When reviewing products in oncology and illnesses that are not easily treated, the FDA now seems more willing to approve products based on earlier-stage data than in the past. We saw new approvals in the cancer field, for lipid storage disorders and for HIV. Second, there were positive clinical results. This was highlighted recently when Genentech announced that results looked compelling for its new cancer product that blocks the growth of blood vessels that feed a tumor. A third factor was an increase in sales and earnings momentum that allowed more companies to achieve profitability. Among the larger biotech companies, the two names that contributed most to the fund in this area are Gilead Sciences and Amgen. Gilead launched a new product for HIV that pushed the company into profitability. Amgen launched two new cancer-treatment products and expanded its market reach with a rheumatoid arthritis product that it now owns through the acquisition of Immunex. In smaller-cap stocks, there were many positive contributors. Inspire Pharmaceuticals, Celgene and Amylin Pharmaceuticals, which is developing two new products for diabetes, performed well. NPS Pharmaceuticals, which is developing new products for osteoporosis and the treatment of dialysis patients, also made a strong showing. The largest detractor from performance was Transkaryotic Therapies; the FDA turned down its product for Fabry disease, and the stock declined 80%. (As of May 31, 2003, positions in Transkaryotic Therapies were sold.) We continue to favor the biotech sector given new product momentum, a more seemingly favorable stance on the part of the FDA and recent positive data that have generated a lot more interest in this area. The only negative is the higher stock valuations that have resulted from the powerful rally in recent months.

Q: How did you position the fund within health care services during the one-year period?

A: In terms of the drug distributors, we increased our weighting on stock price weakness. The distributors were hurt due to slower prescription growth this year. However, we think that the slower growth rate is more than reflected in the stocks and that earnings will continue to grow. We like the pharmacy benefit management companies (PBMs). These companies are benefiting from a number of broad trends, including greater use of generic and mail-order drugs, both of which are more profitable for the PBM industry than branded drugs sold at the retail pharmacy. Caremark Rx, which represents the fund's biggest position in this industry, also has a specialty distribution business that distributes biotechnology products, so it is benefiting from the growth in biotechnology. Given Caremark's smaller size and higher exposure to mail-order drugs relative to the other players in the industry, the company has a significant opportunity to gain market share. We believe there is going to be an overall movement to contain pharmaceutical costs and that the PBMs would be in a strong position to benefit from such a trend. They could also benefit from any Medicare drug legislation. The biggest disappointment in the services subsector was the hospital management companies. Hospitals were plagued with a number of issues. Although we sold Tenet Healthcare before its stock imploded, the controversy hurt other hospital stocks. In addition to the issues surrounding Tenet, we've seen slowing admission trends due to a number of factors. Temporary concerns included bad weather in the Southeast earlier this year and a weak flu season. More important, the downturn in the overall economy appears to be having an impact. Higher unemployment and fewer people with health insurance seem to have led to fewer people going to the hospital. We've also seen an increase in co-pays and deductibles and a reduction in benefits to employees, which have contributed to the slowdown in admissions. We think that a relatively strong pricing environment and demographics should bode well for the longer term. However, in the near term, we are seeing weaker results and have reduced the fund's weighting in hospitals. Another area that we like within services is the managed care companies, which include the health maintenance organizations and health insurance companies. They appear to be benefiting from slower growth in hospital admissions and branded prescription pharmaceuticals, which means lower costs for them. And while their costs have slowed, they've been able to implement relatively strong price increases. We're looking for improved margins, and we believe that these companies will generate positive earnings surprises.

Q: How did you position the fund within the major pharmaceutical stocks during the one-year period?

A: We have a negative view of the large-cap pharmaceutical subsector, given our concern about major patent expirations, a weak near-term product flow and loss of major products, such as Claritin, to the over-the- counter market where profits are much lower. The earnings growth rate in this sector has been much slower than the rate in the other segments of health care, resulting in share price underperformance. Earlier this year, we took advantage of weakness in a number of European pharmaceutical stocks and added to positions in a number of foreign companies. We also continued to maintain a large position in Wyeth because we believe there will be an acceleration in the company's growth rate in the second half of 2003. Our underweighting in large-cap pharmaceuticals helped us during the year, as this subsector was weak relative to other health care sectors. We did not have any exposure to certain companies that suffered significant product erosion and significant stock declines such as Schering-Plough, down 30%, or Bristol-Myers Squibb, down 18%. Despite our cautious stance, we believe that the passage of a Medicare drug bill would be positive for the large drug manufacturers. First, it would reduce uncertainty. Second, we believe that it would increase unit volumes as seniors currently without drug coverage increase consumption. Prices would come down somewhat, but the reduction would probably be offset by rising volumes. Finally, state efforts to reduce drug prices would probably diminish, as there would no longer be large numbers of senior patients without insurance. Thus, we believe that passage of such legislation would generate near-term momentum in the group. However, it wouldn't solve a lot of the underlying near-term issues, such as the lack of new products and the patent expirations.

Q: How did you position the fund within medical devices and supplies during the one-year period?

A: A big contributor to the fund within this subsector during the period was Boston Scientific, up 87%. The company's drug-eluting coronary stent could be launched early next year. Assuming equivalent efficacy to Johnson & Johnson's similar product, we believe Boston Scientific is poised to gain significant share in 2004. St. Jude Medical was up 33% for the year and was another positive contributor to performance. St. Jude appears to be benefiting from the rapid growth in its implantable defibrillator (ICD) business. ICDs prevent the heart from beating too rapidly. Vice President Cheney recently had such a device implanted. The ICD market continues to grow rapidly because we are seeing clinical results that indicate these products can be expanded to a broader audience. Next year, St. Jude should benefit from the launch of a new product based on similar technologies to treat congestive heart failure. Another company that performed well during the period is Zimmer Holdings, a provider of orthopedic products. The company has gained share since its spin-off from a major pharmaceutical company. However, we've been reducing the weighting on the stock since it reached our target price. Medtronic, another player in the ICD market, helped the portfolio as well. In addition to a rapidly growing cardiovascular device business, Medtronic has a large spinal division that did well with the launch of a new product that combines device technology with a biological drug. With respect to larger supply companies, we reduced our weight in Johnson & Johnson, as we are concerned that its pharmaceutical growth rate could slow due to a lack of new products in the pipeline. Baxter International also worked out well for us because we had no weighting in the stock when it dropped sharply earlier in the year due to a significant downward earnings revision. However, as the stock got to a depressed valuation, we decided to initiate a position, as we felt that the negative news was more than reflected in the stock price.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary May 31, 2003

Asset Allocation	5/31/03	5/31/02

Common Stocks	95%	99%
Cash Equivalents	5%	1%
	100%	100%

Sector Diversification (Excludes Cash Equivalents)	5/31/03	5/31/02

Pharmaceuticals: Major Pharmaceuticals	18%	17%
Specialty Pharmaceuticals	15%	11%
Health Care Services	22%	13%
Biotechnology	22%	26%
Medical Supply & Specialty	14%	15%
Hospital Management	8%	15%
Life Science Equipment	1%	3%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at May 31, 2003 (30.5% of Portfolio)
1. Pfizer, Inc. Manufacturer of prescription pharmaceuticals and non-prescription self-medications	5.5%
2. Wyeth Manufacturer of pharmaceuticals and health care products	4.2%
3. Caremark Rx, Inc. Provider of pharmaceutical services	3.7%
4. HCA, Inc. Operator of hospitals and other health care facilities	3.2%
5. Amgen, Inc. Developer of pharmaceuticals	3.0%
6. Wellpoint Health Networks, Inc. Provider of health care services	2.3%
7. Gilead Sciences, Inc. Developer of nucleotide pharmaceuticals	2.3%
8. McKesson Corp. Provider of health care services	2.1%
9. IDEC Pharmaceuticals Corp. Developer and researcher for the treatment of cancer and other diseases	2.1%
10. AmerisourceBergen Corp. Distributor of pharmaceuticals	2.1%

Portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 23. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Investment Portfolio as of May 31, 2003

	Shares	Value ($)

Common Stocks 94.5%
Health Care
Biotechnology 20.6%
Adolor Corp.*	126,200	1,621,670
Amgen, Inc.*	85,200	5,513,292
Amylin Pharmaceuticals, Inc.*	102,100	2,025,664
Atrix Laboratories, Inc.*	32,400	671,296
Biogen, Inc.*	37,600	1,595,744
Celgene Corp.*	64,800	2,039,904
Cephalon, Inc.*	15,100	682,369
Gilead Sciences, Inc.*	80,400	4,241,904
IDEC Pharmaceuticals Corp.*	103,700	3,958,229
ILEX Oncology, Inc.*	163,300	2,678,120
Inspire Pharmaceuticals, Inc.*	135,100	1,650,922
InterMune, Inc.*	98,400	2,477,712
Medicines Co.*	85,400	1,998,360
MedImmune, Inc.*	43,900	1,556,255
MGI Pharma, Inc.*	30,700	617,991
Neurocrine Biosciences, Inc.*	35,300	1,789,357
NPS Pharmaceuticals, Inc.*	152,900	3,296,524
		38,415,313
Health Care Services 20.9%
AdvancePCS*	46,700	1,550,907
Aetna, Inc.	17,400	999,108
AmerisourceBergen Corp.	62,100	3,893,049
Anthem, Inc.*	52,900	3,880,215
Cardinal Health, Inc.	15,400	888,734
Caremark Rx, Inc.*	301,500	6,807,870
Cobalt Corp.*	47,300	859,914
First Health Group Corp.*	117,100	3,004,786
Fisher Scientific International, Inc.*	96,200	3,048,578
Laboratory Corp. of America Holdings*	60,100	1,932,215
McKesson Corp.	130,900	3,968,888
UnitedHealth Group, Inc.	40,130	3,850,072
Wellpoint Health Networks, Inc.*	50,300	4,292,602
		38,976,938
Hospital Management 7.0%
HCA, Inc.	178,200	5,880,600
Health Management Associates, Inc.	79,600	1,484,540
LifePoint Hospitals, Inc.*	41,900	894,565
Triad Hospitals, Inc.*	69,100	1,787,617
Universal Health Services, Inc. B*	65,800	2,987,978
		13,035,300
Life Science Equipment 0.6%
Charles River Laboratories International, Inc.*	32,400	1,029,348
Medical Supply & Specialty 12.9%
Abbott Laboratories	67,100	2,989,305
Baxter International, Inc.	103,700	2,627,758
Biomet, Inc.	73,675	2,026,063
Boston Scientific Corp.*	65,600	3,417,760
Diagnostic Products Corp.	61,100	2,319,356
Johnson & Johnson	36,192	1,967,035
Medtronic, Inc.	60,500	2,948,165
Smith & Nephew PLC	241,300	1,463,405
St. Jude Medical, Inc.*	38,500	2,159,850
Zimmer Holdings, Inc.*	45,000	2,018,700
		23,937,397
Pharmaceuticals 32.5%
Alcon, Inc.	49,500	2,103,750
Allergan, Inc.	33,700	2,430,107
Alpharma, Inc. "A"	56,500	1,187,630
Altana AG	53,000	3,283,330
AstraZeneca PLC	26,600	1,078,229
Aventis SA	49,099	2,566,332
Barr Laboratories, Inc.*	16,200	854,550
Biovail Corp.*	54,000	2,518,560
Eli Lilly & Co.	57,400	3,430,798
Forest Laboratories, Inc.*	66,900	3,378,450
GlaxoSmithKline PLC (ADR)	77,800	3,112,778
King Pharmaceuticals, Inc.*	146,966	2,103,083
KYORIN Pharmaceutical Co., Ltd.	50,000	632,593
Merck & Co., Inc.	20,000	1,111,600
Mylan Laboratories, Inc.	46,350	1,338,588
Pfizer, Inc.	332,050	10,300,191
Pharmaceutical Resources, Inc.*	73,400	3,012,336
Roche Holding AG	18,400	1,406,992
Sanofi-Synthelabo SA	24,036	1,538,561
SICOR, Inc.*	75,100	1,587,614
Teva Pharmaceutical Industries Ltd. (ADR)	62,200	3,152,856
Watson Pharmaceuticals, Inc.*	13,000	481,260
Wyeth	179,400	7,866,690
		60,476,878
Total Common Stocks (Cost $150,938,979)		175,871,174

Cash Equivalent 5.5%
Scudder Cash Management QP Trust, 1.32% (b) (Cost $10,205,887)	10,205,887	10,205,887
Total Investment Portfolio - 100.0% (Cost $161,144,866) (a)		186,077,061

* Non-income producing security.
(a) The cost for federal income tax purposes was $162,617,665. At May 31, 2003, net unrealized appreciation for all securities based on tax cost was $23,459,396. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $31,494,565 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $8,035,169.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of May 31, 2003
Assets
Investments in securities, at value (cost $150,938,979)	$ 175,871,174
Investments in Scudder Cash Management QP Trust, at value (cost $10,205,887)	10,205,887
Cash	10,000
Receivable for investments sold	453,962
Dividends receivable	170,215
Interest receivable	10,087
Receivable for Fund shares sold	240,760
Foreign taxes recoverable	20,000
Total assets	186,982,085
Liabilities
Payable for investments purchased	949,353
Payable for Fund shares redeemed	112,849
Accrued management fee	131,910
Other accrued expenses and payables	101,376
Total liabilities	1,295,488
Net assets, at value	$ 185,686,597
Net Assets
Net assets consist of: Net unrealized appreciation (depreciation) on: Investments	24,932,195
Foreign currency related transactions	1,590
Accumulated net realized gain (loss)	(40,147,916)
Paid-in capital	200,900,728
Net assets, at value	$ 185,686,597

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of May 31, 2003 (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($23,551,213 / 1,310,595 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 17.97
Maximum offering price per share (100 / 94.25 of $17.97)	$ 19.07
Class B
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($11,568,202 / 657,219 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 17.60
Class C
Net Asset Value and redemption price (subject to contingent deferred sales charge) per share ($4,160,453 / 236,123 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 17.62
Maximum offering price per share (100 / 99.00 of $17.62)	$ 17.80
Class I Net Asset Value, offering and redemption price per share ($39,767 / 2,186.7 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 18.19
Class AARP Net Asset Value, offering and redemption price (a) per share ($24,428,725 / 1,350,186 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 18.09
Class S Net Asset Value, offering and redemption price (a) per share ($121,938,237 / 6,740,851 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 18.09

(a) Redemption price per share for shares held less than one year is equal to net asset value less a 1.00% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended May 31, 2003
Investment Income
Income: Dividends (net of foreign taxes withheld of $27,584)	$ 931,367
Interest - Scudder Cash Management QP Trust	76,839
Total Income	1,008,206
Expenses: Management fee	1,460,499
Administrative fee	744,117
Distribution service fee	177,027
Trustees' fees and expenses	9,854
Other	7,260
Total expenses, before expense reductions	2,398,757
Expense reductions	(3)
Total expenses, after expense reductions	2,398,754
Net investment income (loss)	(1,390,548)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(11,772,220)
Foreign currency related transactions	7,922
(11,764,298)
Net unrealized appreciation (depreciation) during the period on: Investments	10,751,092
Foreign currency related transactions	1,013
10,752,105
Net gain (loss) on investment transactions	(1,012,193)
Net increase (decrease) in net assets resulting from operations	$ (2,402,741)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended May 31,
	2003	2002
Operations: Net investment income (loss)	$ (1,390,548)	$ (1,785,364)
Net realized gain (loss) on investment transactions	(11,764,298)	(8,813,538)
Net unrealized appreciation (depreciation) on investment transactions during the period	10,752,105	(18,714,630)
Net increase (decrease) in net assets resulting from operations	(2,402,741)	(29,313,532)
Fund share transactions: Proceeds from shares sold	37,502,617	77,169,073
Cost of shares redeemed	(55,810,001)	(77,355,714)
Redemption fees	41,382	137,312
Net increase (decrease) in net assets from Fund share transactions	(18,266,002)	(49,329)
Increase (decrease) in net assets	(20,668,743)	(29,362,861)
Net assets at beginning of period	206,355,340	235,718,201
Net assets at end of period	$ 185,686,597	$ 206,355,340

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended May 31,	2003	2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 17.91	$ 20.41	$ 23.34
Income (loss) from investment operations: Net investment income (loss)[b]	(.15)	(.19)	(.07)
Net realized and unrealized gain (loss) on investment transactions	.21	(2.32)	(2.86)
Total from investment operations	.06	(2.51)	(2.93)
Redemption fees	-***	.01	-
Net asset value, end of period	$ 17.97	$ 17.91	$ 20.41
Total Return (%)[c]	.34	(12.25)	(12.55)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	24	17	7
Ratio of expenses (%)	1.53	1.48	1.40*
Ratio of net investment income (loss) (%)	(.94)	(.98)	(.74)*
Portfolio turnover rate (%)	53	62	65
[a] For the period December 29, 2000 (commencement of sales of Class A shares) to May 31, 2001.
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class B
Years Ended May 31,	2003	2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 17.69	$ 20.33	$ 23.34
Income (loss) from investment operations: Net investment income (loss)[b]	(.27)	(.34)	(.13)
Net realized and unrealized gain (loss) on investment transactions	.18	(2.31)	(2.88)
Total from investment operations	(.09)	(2.65)	(3.01)
Redemption fees	-***	.01	-
Net asset value, end of period	$ 17.60	$ 17.69	$ 20.33
Total Return (%)[c]	(.51)	(12.99)	(12.90)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	12	12	4
Ratio of expenses (%)	2.32	2.28	2.19*
Ratio of net investment income (loss) (%)	(1.73)	(1.78)	(1.53)*
Portfolio turnover rate (%)	53	62	65
[a] For the period December 29, 2000 (commencement of sales of Class B shares) to May 31, 2001.
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class C
Years Ended May 31,	2003	2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 17.70	$ 20.33	$ 23.34
Income (loss) from investment operations: Net investment income (loss)[b]	(.27)	(.34)	(.13)
Net realized and unrealized gain (loss) on investment transactions	.19	(2.30)	(2.88)
Total from investment operations	(.08)	(2.64)	(3.01)
Redemption fees	-***	.01	-
Net asset value, end of period	$ 17.62	$ 17.70	$ 20.33
Total Return (%)[c]	(.45)	(12.94)	(12.90)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	4	4	1
Ratio of expenses (%)	2.31	2.25	2.16*
Ratio of net investment income (loss) (%)	(1.72)	(1.75)	(1.50)*
Portfolio turnover rate (%)	53	62	65
[a] For the period December 29, 2000 (commencement of sales of Class C shares) to May 31, 2001.
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class I
Years Ended May 31,	2003	2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 18.05	$ 20.44	$ 23.34
Income (loss) from investment operations: Net investment income (loss)[b]	(.09)	(.09)	(.02)
Net realized and unrealized gain (loss) on investment transactions	.23	(2.31)	(2.88)
Total from investment operations	.14	(2.40)	(2.90)
Redemption fees	-***	.01	-
Net asset value, end of period	$ 18.19	$ 18.05	$ 20.44
Total Return (%)	.78	(11.69)	(12.43)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.04	.01	-
Ratio of expenses (%)	1.11	.95	.95*
Ratio of net investment income (loss) (%)	(.52)	(.45)	(.29)*
Portfolio turnover rate (%)	53	62	65
[a] For the period December 29, 2000 (commencement of sales of Class I shares) to May 31, 2001.
[b] Based on average shares outstanding during the period.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class AARP
Years Ended May 31,	2003	2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 17.98	$ 20.43	$ 24.89
Income (loss) from investment operations: Net investment income (loss)[b]	(.11)	(.14)	(.07)
Net realized and unrealized gain (loss) on investment transactions	.22	(2.32)	(3.73)
Total from investment operations	.11	(2.46)	(3.80)
Less distributions from: Net realized gains on investment transactions	-	-	(.69)
Redemption fees	-***	.01	.03
Net asset value, end of period	$ 18.09	$ 17.98	$ 20.43
Total Return (%)	.61	(11.99)	(15.48)c**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	24	30	35
Ratio of expenses (%)	1.28	1.20	1.20*
Ratio of net investment income (loss) (%)	(.69)	(.70)	(.54)*
Portfolio turnover rate (%)	53	62	65
[a] For the period from October 2, 2000 (commencement of sales of Class AARP shares) to May 31, 2001.
[b] Based on average shares outstanding during the period.
[c] Shareholders redeeming shares held less than one year will have a lower total return due to the effect of the 1% redemption fee.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class S
Years Ended May 31,	2003	2002	2001	2000	1999
Selected Per Share Data
Net asset value, beginning of period	$ 17.99	$ 20.44	$ 18.32	$ 12.93	$ 12.08
Income (loss) from investment operations: Net investment income (loss)[a]	(.11)	(.14)	(.14)	(.17)	(.11)
Net realized and unrealized gain (loss) on investment transactions	.21	(2.32)	2.88	5.54	.94
Total from investment operations	.10	(2.46)	2.74	5.37	.83
Less distributions from: Net realized gains on investment transactions	-	-	(.69)	-	-
Redemption fees	-*	.01	.07	.02	.02
Net asset value, end of period	$ 18.09	$ 17.99	$ 20.44	$ 18.32	$ 12.93
Total Return (%)	.56	(11.99)	14.88	41.69[b]	7.04[b]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	122	143	188	94	47
Ratio of expenses before expense reductions (%)	1.28	1.20	1.31	1.89[c]	1.95
Ratio of expenses after expense reductions (%)	1.28	1.20	1.31	1.83[c]	1.75
Ratio of net investment income (loss) (%)	(.69)	(.70)	(.64)	(1.10)	(.88)
Portfolio turnover rate (%)	53	62	65	142	133
[a] Based on average shares outstanding during the period.
[b] Total return would have been lower had certain expenses not been reduced.
[c] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.79% and 1.75%, respectively.
* Amount is less than $.005.

Notes to Financial Statements

A. Significant Accounting Policies

Scudder Health Care Fund (the "Fund") is a non-diversified series of Scudder Securities Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors subjected to an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Prior to February 3, 2003, Class C shares were offered without an initial sales charge. Class C shares do not convert into another class. Class I shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Shares of Class AARP are designed for members of AARP. Class S shares of the Fund are generally not available to new investors. Class AARP and S shares are not subject to initial or contingent deferred sales charges.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, administrative fees and certain other class-specific expenses. Differences in class expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At May 31, 2003 the Fund had a net tax basis capital loss carryforward of approximately $38,248,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until May 31, 2010 ($22,894,000) and May 31, 2011 ($15,354,000), the respective expiration dates, whichever occurs first.

From November 1, 2002 through May 31, 2003, the Fund incurred approximately $427,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended May 31, 2004.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At May 31, 2003, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income	$ -
Undistributed net long-term capital gains	$ -
Capital loss carryforwards	$ (38,248,000)
Net unrealized appreciation (depreciation) on investments	$ 23,459,397

Redemption Fees. Upon the redemption or exchange of shares held by Class AARP and Class S shareholders for less than one year, a fee of 1% of the current net asset value of the shares will be assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the year ended May 31, 2003, purchases and sales of investment securities (excluding short-term investments) aggregated $90,058,137 and $117,265,251, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.85% of the first $500,000,000 of the Fund's average daily net assets and 0.80% of such net assets in excess of $500,000,000, computed and accrued daily and payable monthly. Accordingly, for the year ended May 31, 2003, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.85% of the Fund's average daily net assets.

Administrative Fee. Under the Administrative Agreement (the "Administrative Agreement"), the Advisor provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its Management Agreement with the Fund, as described above) in exchange for the payment by each class of the Fund of an administrative services fee (the "Administrative Fee") of 0.375%, 0.425%, 0.40%, 0.10%, 0.35% and 0.35% of the average daily net assets for Class A, B, C, I, AARP and S shares, respectively, computed and accrued daily and payable monthly.

Effective January 1, 2003, the Fund's Trustees approved new Administrative Fee rates of 0.55%, 0.57%, 0.56%, 0.45%, 0.54% and 0.54% of the average daily net assets for Class A, B, C, I, AARP and S shares, respectively, computed and accrued daily and payable monthly.

Various third-party service providers, some of which are affiliated with the Advisor, provide certain services to the Fund under the Administrative Agreement. Scudder Fund Accounting Corporation, a subsidiary of the Advisor, computes the net asset value for the Fund and maintains the accounting records of the Fund. Scudder Investments Services Company, an affiliate of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class A, B, C and I shares of the Fund. Scudder Service Corporation, also a subsidiary of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class AARP and S shares of the Fund. Scudder Trust Company, also an affiliate of the Advisor, provides subaccounting and recordkeeping services for the shareholders in certain retirement and employee benefit plans. These affiliated entities have in turn entered into various agreements with third-party service providers to provide these services. In addition, other service providers not affiliated with the Advisor provide certain services (i.e., custody, legal and audit) to the Fund under the Administrative Agreement. The Advisor pays the service providers for the provision of their services to the Fund and pays other Fund expenses, including insurance, registration, printing, postage and other costs. Certain expenses of the Fund will not be borne by the Advisor under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the Independent Trustees (including the fees and expenses of their independent counsel). For the year ended May 31, 2003, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated	Unpaid at May 31, 2003
Class A	$ 86,106	$ 10,566
Class B	50,301	5,419
Class C	16,350	1,874
Class I	62	15
Class AARP	99,552	10,837
Class S	491,746	54,309
	$ 744,117	$ 83,020

The Administrative Agreement between the Advisor and the Fund will terminate effective September 30, 2003 and the Fund will directly bear the cost of the expenses formerly covered under the Administrative Agreement. Effective October 1, 2003 through September 30, 2005, the Advisor has agreed to contractually waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 1.40%, 1.42%, 1.41%, 1.30%, 1.39% and 1.39% of average daily net assets for Class A, B, C, I, AARP and S shares, respectively (excluding certain expenses such as Rule 12b-1 and/or service fees, trustees and trustee counsel fees, extraordinary expenses, taxes, brokerage and interest).

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended May 31, 2003, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at May 31, 2003
Class B	$ 77,762	$ 7,140
Class C	26,300	2,513
	$ 104,062	$ 9,653

In addition, SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended May 31, 2003, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at May 31, 2003	Effective Rate
Class A	$ 41,086	$ 3,867.22%
Class B	23,650	1,883.23%
Class C	8,229	772.23%
	$ 72,965	$ 6,522

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for Class A, B and C shares. Underwriting commissions paid in connection with the distribution of Class A and C shares for the year ended May 31, 2003 aggregated $10,173 and $88, respectively.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended May 31, 2003, the CDSC for Class B and C shares aggregated $34,240 and $2,330, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended May 31, 2003, SDI received $124.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

Other Related Parties. AARP through its affiliates monitors and approves the AARP Investments Program from the Advisor. The Advisor has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in Class AARP shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP classes of all funds managed by the Advisor. The fee rates, which decrease as the aggregated net assets of the AARP classes become larger, are as follows: 0.07% of the first $6,000,000,000 of net assets, 0.06% for the next $10,000,000,000 of such net assets and 0.05% of such net assets thereafter. These amounts are used for the general purposes of AARP and its members.

D. Expense Off-Set Arrangement

The Fund has entered into an arrangement with the custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended May 31, 2003, pursuant to the Administrative Agreement, the Administrative Fee was reduced by $3 for custodian credits earned.

E. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended May 31, 2003		Year Ended May 31, 2002
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	782,624	$ 12,387,814	1,066,568	$ 21,066,304
Class B	276,804	4,380,934	573,079	11,282,030
Class C	118,235	1,867,015	237,625	4,667,671
Class I	1,652.7	26,685	710	12,719
Class AARP	169,789	2,737,934	480,303	9,500,433
Class S	1,007,182	16,102,235	1,543,754	30,639,916
		$ 37,502,617		$ 77,169,073
Shares redeemed
Class A	(417,287)	$ (6,587,672)	(484,135)	$ (9,484,740)
Class B	(294,047)	(4,541,718)	(93,148)	(1,787,050)
Class C	(123,505)	(1,895,945)	(43,485)	(847,695)
Class I	(219)	(3,968)	-	-
Class AARP	(513,699)	(8,008,337)	(500,857)	(9,707,594)
Class S	(2,202,038)	(34,772,361)	(2,821,920)	(55,528,635)
		$ (55,810,001)		$ (77,355,714)
Redemption fees		$ 41,382		$ 137,312
Net increase (decrease)
Class A	365,337	$ 5,800,142	582,433	$ 11,581,564
Class B	(17,243)	(160,784)	479,931	9,494,980
Class C	(5,270)	(28,930)	194,140	3,819,976
Class I	1,433.7	22,717	710	12,719
Class AARP	(343,910)	(5,259,073)	(20,554)	(168,328)
Class S	(1,194,856)	(18,640,074)	(1,278,166)	(24,790,240)
		$ (18,266,002)		$ (49,329)

Report of Independent Auditors

To the Trustees of Scudder Securities Trust and Shareholders of the Scudder Health Care Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder Health Care Fund (the "Fund") at May 31, 2003, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated herein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts July 18, 2003	PricewaterhouseCoopers LLP

Tax Information

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Trustees and Officers

The following table presents certain information regarding the Trustees and Officers of the fund as of May 31, 2003. Each individual's age is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each individual is c/o Deutsche Asset Management, Two International Place, Boston, Massachusetts 02110-4103. Each Trustee's term of office extends until the next shareholder's meeting called for the purpose of electing Trustees and until the election and qualification of a successor, or until such Trustee sooner dies, resigns or is removed as provided in the governing documents of the fund.

Non-Interested Trustees
Name, Age, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Henry P. Becton, Jr. (59) Trustee, 1990-present	President, WGBH Educational Foundation. Directorships: American Public Television; New England Aquarium; Becton Dickinson and Company (medical technology company); Mass Corporation for Educational Telecommunications; The A.H. Belo Company (media company); Committee for Economic Development; Concord Academy; Public Broadcasting Service; Boston Museum of Science	47
Dawn-Marie Driscoll (56) Trustee, 1987-present	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: CRS Technology (technology service company); Advisory Board, Center for Business Ethics, Bentley College; Board of Governors, Investment Company Institute; former Chairman, ICI Directors Services Committee	47
Keith R. Fox (49) Trustee, 1996-present	Managing Partner, Exeter Capital Partners (private equity funds). Directorships: Facts on File (school and library publisher); Progressive Holding Corporation (kitchen importer and distributor); Cloverleaf Transportation Inc. (trucking); K-Media, Inc. (broadcasting); Natural History, Inc. (magazine publisher); National Association of Small Business Investment Companies (trade association)	47
Louis E. Levy (70) Trustee, 2002-present	Retired. Formerly, Chairman of the Quality Control Inquiry Committee, American Institute of Certified Public Accountants (1992-1998); Partner, KPMG LLP (1958-1990). Directorships: Household International (banking and finance); ISI Family of Funds (registered investment companies; 4 funds overseen); Kimberly-Clark Corporation (personal consumer products)	47
Jean Gleason Stromberg (59) Trustee, 1999-present	Retired. Formerly, Consultant (1997-2001); Director, U.S. General Accounting Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc.	47
Jean C. Tempel (60) Trustee, 1994-present	Managing Partner, First Light Capital (venture capital group) (2000-present); formerly, Special Limited Partner, TL Ventures (venture capital fund) (1996-1998); General Partner, TL Ventures (1994-1996); President and Chief Operating Officer, Safeguard Scientifics, Inc. (public technology business incubator company) (1991-1993). Directorships: Sonesta International Hotels, Inc.; Aberdeen Group (technology research); The Reference, Inc. (IT consulting for financial services); United Way of Mass Bay. Trusteeships: Connecticut College, Chair, Finance Committee; Northeastern University, Chair, Funds and Endowment Committee
		47
Carl W. Vogt (67) Trustee, 2002-present	Senior Partner, Fulbright & Jaworski, L.L.P. (law firm); formerly, President (interim) of Williams College (1999-2000); President, certain funds in the Deutsche Asset Management Family of Funds (formerly, Flag Investors Family of Funds) (registered investment companies) (1999-2000). Directorships: Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment); ISI Family of Funds (registered investment companies, 4 funds overseen); National Railroad Passenger Corporation (Amtrak); formerly, Chairman and Member, National Transportation Safety Board	47

Interested Trustees and Officers[2]
Name, Age, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Richard T. Hale[3] (57) Chairman and Trustee, 2002-present President, 2003-present	Managing Director, Deutsche Investment Management Americas Inc. (2003-present); Managing Director, Deutsche Bank Securities Inc. (formerly Deutsche Banc Alex. Brown Inc.) and Deutsche Asset Management (1999 to present); Director and President, Investment Company Capital Corp. (registered investment advisor) (1996 to present); Director, Deutsche Global Funds, Ltd. (2000 to present), CABEI Fund (2000 to present), North American Income Fund (2000 to present) (registered investment companies); Director, Scudder Global Opportunities Fund (since 2003); Director/Officer Deutsche/Scudder Mutual Funds (various dates); President, Montgomery Street Income Securities, Inc. (2002 to present) (registered investment companies); Vice President, Deutsche Asset Management, Inc. (2000 to present); formerly, Director, ISI Family of Funds (registered investment companies; 4 funds overseen) (1992-1999)
200
Daniel O. Hirsch[3] (49) Vice President and Assistant Secretary, 2002-present	Managing Director, Deutsche Asset Management (2002-present) and Director, Deutsche Global Funds Ltd. (2002-present); formerly, Director, Deutsche Asset Management (1999-2002); Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998)
n/a
John Millette (40) Vice President and Secretary, 1999-present	Director, Deutsche Asset Management	n/a
James E. Fenger (44) Vice President, 1998-present	Managing Director, Deutsche Asset Management	n/a
Audrey M.T. Jones (58) Vice President, 2002-present	Managing Director, Deutsche Asset Management	n/a
Kenneth Murphy (39) Vice President, 2002-present	Vice President, Deutsche Asset Management (2000-present); Vice President, Scudder Distributors, Inc. (December 2002-present); formerly, Director, John Hancock Signature Services (1992-2000)	n/a
Charles A. Rizzo (45) Treasurer, 2002-present	Director, Deutsche Asset Management (April 2000- present). Formerly, Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998)
n/a
Salvatore Schiavone (37) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a
Lucinda H. Stebbins (57) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a
Kathleen Sullivan D'Eramo (46) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a
Caroline Pearson (41) Assistant Secretary, 1997-present	Managing Director, Deutsche Asset Management	n/a

1 Length of time served represents the date that each Trustee was first elected to the common board of trustees which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the fund, length of time served represents the date that each Officer was first elected to serve as an officer of any fund overseen by the aforementioned common board of trustees.
2 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act, as amended. Interested persons receive no compensation from the fund.
3 Address: One South Street, Baltimore, Maryland

The fund's Statement of Additional Information ("SAI") includes additional information about the Trustees. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-SCUDDER.

Account Management Resources

For shareholders of Classes A, B and C

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For more information	(800) 621-1048 To speak with a Scudder service representative.
Written correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356
Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606 (800) 621-1148

	Class A	Class B	Class C
Nasdaq Symbol	SUHAX	SUHBX	SUHCX
CUSIP Number	811196-815	811196-799	811196-781
Fund Number	452	652	752

For shareholders of Class AARP and Class S

	AARP Investment Program Shareholders	Scudder Class S Shareholders
Automated Information Lines	Easy-Access Line (800) 631-4636	SAIL™ (800) 343-2890
Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.
Web Sites	aarp.scudder.com	myScudder.com
View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For more information	(800) 253-2277 To speak with an AARP Investment Program service representative	(800) SCUDDER To speak with a Scudder service representative.
Written correspondence	AARP Investment Program from Scudder Investments PO Box 219735 Kansas City, MO 64121-9735	Scudder Investments PO Box 219669 Kansas City, MO 64121-9669
Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606 (800) 621-1148
	Class AARP	Class S
Nasdaq Symbol	SCHAX	SCHLX
Fund Number	152	352

ITEM 2.         CODE OF ETHICS.

                        Not currently applicable.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

                        Not currently applicable.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                        Not currently applicable.

ITEM 5.         [RESERVED]

ITEM 6.         [RESERVED]

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIERS AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

ITEM 8.         [RESERVED]

ITEM 9.         CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the
Registrant's Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) During the six month period ended May 31, 2003, management identified an issue related to a different registrant within the Scudder fund complex.
Management discussed the issue with the Registrant's Audit Committee and auditors and instituted additional procedures to enhance its internal controls over financial reporting.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder Health Care Fund

By:                                 /s/Richard T. Hale
                                    ---------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               July 25, 2003
                                    ---------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                         Scudder Health Care Fund

By:                                 /s/Richard T. Hale
                                    ---------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               July 25, 2003
                                    ---------------------------

By:                                 /s/Charles A. Rizzo
                                    ---------------------------
                                    Charles A. Rizzo
                                    Chief Financial Officer

Date:                               July 25, 2003
                                    ---------------------------